UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED): October 7, 2014

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification Number

1-5924	TUCSON ELECTRIC POWER COMPANY	86-0062700
(An Arizona Corporation) 88 E. Broadway Boulevard Tucson, AZ 85701 (520) 571-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Tucson Electric Power Company (TEP), a wholly-owned subsidiary of UNS Energy Corporation (UNS Energy) previously reported on its current report on Form 8-K filed with the U.S. Securities and Exchange Commission (SEC) on August 15, 2014 that pursuant to the Agreement and Plan of Merger, dated as of December 11, 2013, by and among FortisUS Inc. (Fortis), Color Acquisition Sub Inc., a wholly-owned subsidiary of Fortis (Merger Sub), Fortis Inc. (solely for purposes of certain provisions thereof) and UNS Energy, Merger Sub merged with and into UNS Energy, with UNS Energy continuing as the surviving corporation and an indirect wholly-owned subsidiary of Fortis Inc. (the Merger).
In connection with the completion of the Merger, on October 7, 2014, the Board of Directors of TEP, upon the recommendation of the Audit Committee of the Board of Directors of UNS Energy, dismissed PricewaterhouseCoopers LLP (PwC) as TEP’s independent registered public accounting firm, effective as of that same date, and the engagement of Ernst & Young LLP (E&Y) to replace PwC as TEP’s independent registered public accounting firm. E&Y serves as the independent accountants for Fortis Inc.
PwC’s audit reports on TEP’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2013 and 2012, and in the subsequent interim period through October 7, 2014, there were (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.
TEP provided PwC with a copy of this Current Report on Form 8-K, and requested that PwC furnish TEP with a letter addressed to the SEC stating whether PwC agrees with the disclosure contained in this report, or, if not, stating the respects in which it does not agree. TEP has received the requested letter from PwC, and a copy of PwC’s letter dated October 7, 2014 is filed as Exhibit 16.1 to this Current Report on Form 8-K.
During TEP’s two most recent fiscal years ended December 31, 2013 and 2012 and subsequent interim period through October 7, 2014, neither TEP nor anyone on its behalf has consulted with E&Y regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on TEP’s financial statements, and neither a written report nor oral advice was provided to TEP that E&Y concluded was an important factor considered by TEP in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a "disagreement" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated October 7, 2014, regarding change in independent registered public accounting firm.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	October 7, 2014	TUCSON ELECTRIC POWER COMPANY ___________________________ (Registrant) /s/ Kevin P. Larson
Kevin P. Larson Senior Vice President and Principal Financial Officer